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                                                       [SHIP LOGO VANGUARD/(R)/]





VANGUARD/(R)/ WINDSOR(TM) FUNDS



SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 27, 2008


VANGUARD WINDSOR FUND

Statement of Additional Information Text Changes

On page B-33, the paragraph under the heading "1. Other Accounts Managed" is replaced with the following:

James N. Mordy manages a portion of the Windsor Fund; as of May 31, 2008, the Fund held assets of approximately $19.0 billion. As of May 31, 2008, Mr. Mordy managed 11 other registered investment companies with total assets of $4.2 billion (advisory fees not based on account performance); three other pooled investment vehicles with total assets of $105 million (advisory fees not based on account performance); and 12 other accounts with total assets of $1.8 billion (advisory fees based on account performance for two of these accounts with total assets of $87 million).

On page B-34, the last sentence of the last paragraph under the heading "3. Description of Compensation" is replaced with the following:

Mr. Mordy is a partner of the firm.

Also on page B-34, the sentence under "4. Ownership of Securities" is replaced with the following:

As of May 31, 2008, Mr. Mordy owned shares of the Windsor Fund in the $100,001-$500,000 range.


















(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                    PSAI022A 082008